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                                                                   EXHIBIT 99.10

11/98                                                                     Page 1

                    MONTHLY STATEMENT TO CERTIFICATEHOLDERS
                                 SERIES 1998-A
                        CC MASTER CREDIT CARD TRUST II
              (Formerly Chevy Chase Master Credit Card Trust II)
RECEIVABLES


Beginning of the Month Principal Receivables:                 $2,606,297,821.32
Beginning of the Month Finance Charge Receivables:            $  108,344,082.86
Beginning of the Month Discounted Receivables:                $            0.00
Beginning of the Month Total Receivables:                     $2,714,641,904.18


Removed Principal Receivables:                                $            0.00
Removed Finance Charge Receivables:                           $            0.00
Removed Total Receivables:                                    $            0.00


Additional Principal Receivables:                             $  150,655,976.64
Additional Finance Charge Receivables:                        $            0.00
Additional Total Receivables:                                 $  150,655,976.64


Discounted Receivables Generated this Period:                 $            0.00


End of the Month Principal Receivables:                       $2,736,622,992.93
End of the Month Finance Charge Receivables:                  $  120,178,951.69
End of the Month Discounted Receivables:                      $            0.00
End of the Month Total Receivables:                           $2,856,801,944.62


Special Funding Account Balance                               $            0.00
Aggregate Invested Amount (all Master Trust II Series)        $2,330,000,000.00
End of the Month Transferor Amount                            $  406,622,992.93
End of the Month Transferor Percentage                                    14.86%

DELINQUENCIES AND LOSSES


End of the Month Delinquencies:
                                                                 RECEIVABLES

     30-59 Days Delinquent                                    $   58,985,335.87
     60-89 Days Delinquent                                    $   43,142,144.07
     90+ Days Delinquent                                      $   81,005,241.02


     Total 30+ Days Delinquent                                $  183,132,720.96
     Delinquent Percentage                                                 6.41%

Defaulted Accounts During the Month                               14,078,205.21
Annualized Default Percentage                                              6.48%

Principal Collections                                            311,269,954.87
Principal Payment Rate                                                    11.94%

Total Payment Rate                                                        12.97%
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11/98                                                                     Page 2

INVESTED AMOUNTS

     Class A Initial Invested Amount                          $  407,160,000.00
     Class B Initial Invested Amount                          $   62,640,000.00
     Class C Initial Invested Amount                          $   52,200,000.00

INITIAL INVESTED AMOUNT                                       $  522,000,000.00

     Class A Invested Amount                                  $  468,000,000.00
     Class B Invested Amount                                  $   72,000,000.00
     Class C Invested Amount                                  $   60,000,000.00

INVESTED AMOUNT                                               $  600,000,000.00

     Class A Adjusted Invested Amount                         $  468,000,000.00
     Class B Adjusted Invested Amount                         $   72,000,000.00
     Class C Adjusted Invested Amount                         $   60,000,000.00

ADJUSTED INVESTED AMOUNT                                      $  600,000,000.00

PREFUNDED AMOUNT                                              $            0.00

FLOATING ALLOCATION PERCENTAGE                                            22.66%
PRINCIPAL ALLOCATION PERCENTAGE                                           22.66%

     Class A Principal Allocation Percentage                              78.00%
     Class B Principal Allocation Percentage                              12.00%
     Class C Principal Allocation Percentage                              10.00%

COLLECTIONS OF PRINCIPAL RECEIVABLES
DURING THE MONTHLY PERIOD
ALLOCATED TO SERIES 1998-A                                        70,717,442.52

COLLECTIONS OF FINANCE CHARGE RECEIVABLES
DURING THE MONTHLY PERIOD
ALLOCATED TO SERIES 1998-A                                         9,257,784.74

MONTHLY SERVICING FEE                                         $    1,000,000.00

INVESTOR DEFAULT AMOUNT                                       $    3,190,121.30


CLASS A AVAILABLE FUNDS--


CLASS A FLOATING ALLOCATION PERCENTAGE                                    78.00%

     Class A Finance Charge Collections                       $    7,806,072.11
     Other Amounts                                            $            0.00

TOTAL CLASS A AVAILABLE FUNDS                                 $    7,806,072.11


     Class A Monthly Interest                                 $    2,046,284.37
     Class A Servicing Fee                                    $      780,000.00
     Class A Investor Default Amount                          $    2,488,294.61

TOTAL CLASS A EXCESS SPREAD                                   $    2,491,493.13
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11/98                                                                     Page 3

CLASS A REQUIRED AMOUNT                                       $            0.00


CLASS B AVAILABLE FUNDS


CLASS B FLOATING ALLOCATION PERCENTAGE                                    12.00%

     Class B Finance Charge Collections                       $    1,200,934.17
     Other Amounts                                            $            0.00

TOTAL CLASS B AVAILABLE FUNDS                                 $    1,200,934.17

     Class B Monthly Interest                                 $      329,312.98
     Class B Servicing Fee                                    $      120,000.00

TOTAL CLASS B EXCESS SPREAD                                   $      751,621.19
CLASS B INVESTOR DEFAULT AMOUNT                                      382,814.56
CLASS B REQUIRED AMOUNT                                              382,814.56


CLASS C FLOATING ALLOCATION PERCENTAGE                                    10.00%

CLASS C MONTHLY SERVICING FEE                                        100,000.00

EXCESS SPREAD --


TOTAL EXCESS SPREAD                                           $    4,143,892.78


     Excess Spread Applied to Class A Required Amount         $            0.00

     Excess Spread Applied to Class A Investor
     Charge Offs                                              $            0.00

     Excess Spread Applied to Class B
     Required Amount                                          $      382,814.56

     Excess Spread Applied to Reductions of                   $            0.00
     Class B Invested Amount

     Excess Spread Applied to Class C Required Amount         $      622,439.61

     Excess Spread Applied to Reductions of
     Class C Invested Amount                                  $            0.00

     Excess Spread Applied to Monthly Cash                    $      125,000.00
     Collateral Fee

     Excess Spread Applied to Cash Collateral                 $            0.00
     Account

     Excess Spread Applied to Spread Account                  $            0.00

     Excess Spread Applied to Reserve Account                 $            0.00
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11/98                                                                     Page 4

     Excess Spread Applied to other amounts owed to           $            0.00
     Cash Collateral Depositor

     Excess Spread Applied to other amounts owed to
     Spread Account Residual Interest Holders                 $            0.00

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE FOR
GROUP I                                                       $    3,013,638.61


EXCESS FINANCE CHARGES COLLECTIONS -- GROUP I --

TOTAL EXCESS FINANCE CHARGE COLLECTIONS FOR ALL
SERIES IN GROUP I                                             $   11,853,670.84


SERIES 1998-A EXCESS FINANCE CHARGE COLLECTIONS --

EXCESS FINANCE CHARGE COLLECTIONS ALLOCATED TO                $            0.00
SERIES 1998-A

     Excess Finance Charge Collections Applied to
     Class A Required Amount                                  $            0.00

     Excess Finance Charge Collections Applied to
     Class A Investor Charge Offs                             $            0.00

     Excess Finance Charge Collections Applied to
     Class B Required Amount                                  $            0.00

     Excess Finance Charge Collections Applied to
     Reductions of Class B Invested Amount                    $            0.00

     Excess Finance Charge Collections Applied to
     Class C Required Amount                                  $            0.00

     Excess Finance Charge Collections Applied to
     Reductions of Class C Invested Amount                    $            0.00

     Excess Finance Charge Collections Applied to
     Monthly Cash Collateral Fee                              $            0.00

     Excess Finance Charge Collections Applied to
     other amounts owed Cash Collateral Depositor             $            0.00

     Excess Finance Charge Collections Applied to
     other amounts owed to Spread Account Residual
     Interest Holders                                         $            0.00
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11/98                                                                     Page 5


YIELD AND BASE RATE --

     Base Rate (Current Month)                                             7.54%
     Base Rate (Prior Month)                                               7.67%
     Base Rate (Two Months Ago)                                            7.85%

THREE MONTH AVERAGE BASE RATE                                              7.69%

     Portfolio Yield (Current Month)                                      13.64%
     Portfolio Yield (Prior Month)                                        19.44%
     Portfolio Yield (Two Months Ago)                                     13.13%

THREE MONTH AVERAGE PORTFOLIO YIELD                                       15.40%


PRINCIPAL COLLECTIONS --

TOTAL PRINCIPAL COLLECTIONS                                   $   70,717,442.52

REALLOCATED PRINCIPAL COLLECTIONS

     Allocable to Class C Interests                           $            0.00

     Allocable to Class B Certificates                        $            0.00

SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER             $            0.00
SERIES


CLASS A SCHEDULED ACCUMULATION --

     Controlled Accumulation Amount                           $            0.00
     Deficit Controlled Accumulation Amount                   $            0.00

CONTROLLED DEPOSIT AMOUNT                                     $            0.00


CLASS B SCHEDULED ACCUMULATION --

     Controlled Accumulation Amount                           $            0.00
     Deficit Controlled Accumulation Amount                   $            0.00

CONTROLLED DEPOSIT AMOUNT                                     $            0.00

EXCESS PRINCIPAL COLLECTIONS ELIGIBLE FOR PRINCIPAL           $   70,717,442.52
SHARING
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11/98                                                                     Page 6

INVESTOR CHARGE OFFS --


CLASS A INVESTOR CHARGE OFFS                                  $            0.00

CLASS B INVESTOR CHARGE OFFS                                  $            0.00

CLASS C INVESTOR CHARGE OFFS                                  $            0.00


PREVIOUS CLASS A CHARGE OFFS REIMBURSED                       $            0.00
PREVIOUS CLASS B REDUCTIONS REIMBURSED                        $            0.00
PREVIOUS CLASS C REDUCTIONS REIMBURSED                        $            0.00

CASH COLLATERAL ACCOUNT --


     Required Cash Collateral Amount                          $   18,000,000.00
     Available Cash Collateral Amount                         $   18,000,000.00



TOTAL DRAW AMOUNT                                             $            0.00
CASH COLLATERAL ACCOUNT SURPLUS                               $            0.00


                                       First USA Bank, NA
                                       as Servicer


                                       By:    /s/ TRACIE KLEIN
                                            -----------------------------------
                                              Tracie H. Klein
                                               Vice President